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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: NOVEMBER 21, 2001



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
              Ohio                             0-21533                         31-1209872
----------------------------------    ---------------------------    -------------------------------
 (STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NO.)         (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                 NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 21, 2001, the Company issued a press release announcing that it had received a determination letter from Nasdaq notifying it that it is not in compliance with Nasdaq's continuing listing requirements. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                Exhibit No.                 Description


                    99.1 Press Release, dated November 21, 2001, entitled, "TEAM Mucho, Inc. to Request Review of Nasdaq Determination"




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEAM MUCHO, INC.


Date:  November 21, 2001             By:    /s/ S. Cash Nickerson
                                        ----------------------------------------
                                            S. Cash Nickerson, Chairman and CEO





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                                  EXHIBIT INDEX

                 Exhibit No.                   Description

                    99.1 Press Release, dated November 21, 2001, entitled, "TEAM Mucho, Inc. to Request Review of Nasdaq Determination"